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                                                                    EXHIBIT 23.1


                  [CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS]


        We hereby consent, as independent public accountants, to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 19, 1997, on the financial statements of InfoCure Corporation (and to all references to our Firm) included in InfoCure Corporation's Registration Statement on Form SB-2 (Registration No. 333-18923).



                                        BDO SEIDMAN, LLP

                                         /s/ BDO Seidman, LLP

Atlanta, Georgia
March 27, 1998